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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported: July 25, 2005)


                   North American Galvanizing & Coatings, Inc.
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               (Exact name of registrant as specified in charter)


           Delaware                      1-3920                  71-0268502
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


            2250 East 73rd Street, Tulsa, Oklahoma               74136-6832
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           (Address of principal executive offices)              (Zip Code)

      (Registrant's telephone number, including area code): (918) 494-0964


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 25, 2005, the Board of Directors of North American Galvanizing & Coatings, Inc. approved an amendment to the Directors' Stock Unit Program The amendment brings the Program into compliance with the recently enacted Section 409A of the Internal Revenue Code of 1986, as amended. The Board of Directors also approved an amendment to the related rabbi trust used to fund the benefits under the Program. The amendments conform the trust agreement to requirements of
Section 409A, cause the trust to become irrevocable in the event of a "change of control" as defined in the trust agreement and require the registrant to fully fund the trust with the benefits of the Program upon a "change of control". A complete copy of the amended Directors Stock Unit Program will be filed with the quarterly report dated September 30, 2005.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 28, 2005

                                  North American Galvanizing & Coatings, Inc.



                                  By: /s/ Beth B. Hood
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                                      Beth B. Hood
                                      Vice President and Chief Financial Officer